Southern First Bancshares, Inc.

Art Seaver – Chief Executive Officer
Justin Strickland - President

KBW Carolina Bank Conference
Tuesday November 16th, 2010

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including continued general economic weakness, a further downturn in the economy, lower real estate values, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses, and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bancshares – Corporate Profile


NC
Charlotte
Greenville
SC
Atlanta
Columbia
GA
85
85
26
85

- **Greenville First Bank opened in 2000**
- **$744 million in total assets (*)**
  - **9th largest bank headquartered in SC**
  - **$580 million in total loans**
  - **$543 million in total deposits**
- **Greenville SC market – 4 offices**
  - **#6 market share out of 35 banks (**)**
- **Columbia SC market – 2 offices**
  - **Opened regional headquarter building**
- **SFST – 106 total employees**

(*) September 2010
(**) FDIC – June 2010

SFST: Investment Value


Dynamic Markets
Unique Model
Core Deposits
Asset Quality
Leadership Depth
Current Valuation
Southern FIRST

South Carolina - Dynamic Markets

	Greenville Market	Columbia Market	
County:	**Greenville**	**Richland**	**Lexington**
Deposits	$10.5 billion	$9.6 billion	$3.2 billion
5 year annual growth rate	7.3%	6.3%	10.4%
Market share	4.2%	*	3.0%
State Rank			
Population	1st	2nd	5th
Income	1st	3rd	4th

Data: FDIC – June 2010
SC Budget & Control Board

Southern FIRST

Corporate Strategy – *Unique Model*

ClientFIRST

- Targeted Focus
- Relationship Team Structure
  - Drives client growth
  - Provides superior client service
  - Produces sustainable efficiencies
- Highly Experienced Team


Assets / Employee $mil
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$6.8
$4.7
Southern First
SC Banks

Southern FIRST

Data: FDIC – June 2010

Core Deposits – 2010 Record Growth

- 40% annualized growth rate in total retail deposits
- 73% annualized growth rate in core transaction accounts



$500
$450
$400
$350
$300
$250
$200
Sep '08
Dec '08
Mar '09
Jun '09
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10

Retail Deposits ($ mil)

Asset Quality Trends

- NPL's have declined for 2 quarters - $10.4 million as of Q3 2010
- NPA's have declined to 2.24% as of Q3 2010


$14
$13
$12
$11
$10
$9
$8
$7
$6
$10.4
Dec '08
Mar '09
Jun '09
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10

Non-performing Loans ($mil)


3.00%
2.50%
2.00%
1.50%
1.00%
2.24%
Dec '08
Mar '09
Jun '09
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10

Non-performing Assets %

Asset Quality – Comparative Data

3rd Qtr 2010	Southern First	All SC Banks *	SNL Banks NASDAQ **
ASSET QUALITY RATIOS			
Net charge offs / loans	1.00%	3.01%	2.10%
Non-performing assets / assets	2.24%	5.23%	3.34%
Non-performing loans / loans	1.79%	5.40%	4.31%
ALLL / loans	1.45%	2.99%	2.65%
ALLL Coverage / Non-performing loans	81.26%	55.31%	-

* FDIC – June 2010

** SNL Sept. 2010 – 259 companies

Loan Portfolio Mix: September 2010

- Construction / Development = 3% of portfolio



Commercial
21%
Consumer
Real Estate
28%
Construction /
Development
3%
Consumer
2%
Non Owner
Occupied CRE
25%
Owner Occupied
CRE
21%

SFST: Market Valuation

	September 30, 2008	September 30, 2010
Stock Price	$11.40	$6.62
SFST Book Value	$12.48	$14.33
Price / Book Value	91%	46%



Southern First Bancshares, Inc. - Price Change (%)
SFST (-32.50%)
KBW Bank (-11.46%)
Price Change (%)
40
20
0
-20
-40
-60
-80
Jan 2009
Apr 2009
Jul 2009
Oct 2009
Jan 2010
Apr 2010
Jul 2010
Oct 2010

2010 / 2011: Focused Operating Plan

- Intense focus on asset quality – reduce NPA's
  - Sub 2% is next benchmark
- Preserve sound capital ratios
  - Total risk-based capital ratio in excess of 13%
- Grow client relationships and retail deposits
  - 40% annualized growth in retail deposits
- Improve margin and non-interest income
  - $131 million of CD's re-price in next 2 quarters
  - Pre-tax, pre-provision earnings up 20% through Q3 2010
- Proactive regulatory relationship
  - Asset quality & liquidity

SFST: Investment Value


Dynamic Markets
Unique Model
Core Deposits
Asset Quality
Leadership Depth
Current Valuation
Southern FIRST